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                                                              Exhibit (19)(b)




                               CONSENT OF COUNSEL



         We hereby consent to the use of our name and to the references to our firm under the caption of "Legal Counsel" included in or made a part of the Registration Statement on Form N-1A, File No. 33-21489, filed under the Securities Act of 1933, as amended, of The Sessions Group.




                                                        BAKER & HOSTETLER LLP

Columbus, Ohio
October 28, 1998